UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	December 22, 2010

FISHER COMMUNICATIONS, INC.
__________________________________________
(Exact name of registrant as specified in its charter)

Washington	000-22439	91-0222175
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

140 Fourth Avenue N., Suite 500, Seattle, Washington		98109
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	206-404-7000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) On December 21, 2010, the Fisher Communications, Inc. (the "Company") entered into a Transition and Consultation Agreement and General Release (the "Agreement) with Joseph L. Lovejoy, the Company’s Senior Vice President and Chief (principal) Financial Officer. The following description of the terms of Agreement is a summary and does not purport to be a complete description of all of the terms, and it is qualified in its entirety by reference to the Agreement attached hereto as Exhibit 10.1, which is incorporated herein by reference.

Pursuant to the terms of the Agreement, Mr. Lovejoy’s employment with the Company will terminate on December 31, 2010, as previously reported by the Company. By December 31, 2010, the Company will pay Mr. Lovejoy a lump sum separation payment in the gross amount of $156,323.52, less legally required withholdings and deductions. The Company will also pay up to $10,000 to Waldron & Co. for post-employment business planning services provided to Mr. Lovejoy.

In addition, the Agreement provides that from January 1, 2011 through December 31, 2011, Mr. Lovejoy will provide general financial and strategic consulting services to the Company, as requested by the Company for up to 40 hours of service per month. In exchange for the consulting services, the Company will pay Mr. Lovejoy’s consulting firm a fee of $8,500 per month. The consulting services and payments will cease if Mr. Lovejoy obtains full-time employment with an organization other than his financial consulting firm prior to December 31, 2011.

Pursuant to the terms of the Agreement, Mr. Lovejoy agreed to a general employment-related waiver and release of claims, 12-month non-solicitation and non-competition provisions, and confidentiality provisions. The Agreement also includes mutual non-disparagement provisions.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits
10.1 Transition and Consultation Agreement and General Release, dated December 21, 2010, by and between Fisher Communications, Inc. and Joseph L. Lovejoy

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FISHER COMMUNICATIONS, INC.

December 23, 2010	By:	/s/ Christopher J. Bellavia

Name: Christopher J. Bellavia
Title: Senior Vice President

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Exhibit Index

Exhibit No.	Description

10.1	JLL Final Executed Separation Agreement